Exhibit 99.1
Double Eagle Petroleum Co. Value through innovation, growth, and vision

Corporate Profile Market Cap ~ $141 million (Sept 5, 2008) Enterprise Value ~ $200 million (Sept 5, 2008) Mid-Year Reserves (6/30/08) Proved 83.3 Bcfe proved reserves $346.4 million in PV-10 value 3P 274.0 Bcfe 3P reserves $854.8 million in PV-10 value Acreage Total-gross 521,266 (266,005 net) Wyoming--gross 264, 929 ( 56,981 net) Nevada-gross 192,978 (185,731 net) Other- gross 63,359 (23,293 net) Total Company Average Production (Net) 8.3 Mmcfe/d as of 12/31/2007 24.7 Mmcfe/d as of 8/31/2008 Major Projects Atlantic Rim CBM project -800 gross (189+ net) wells to DBLE if fully developed in Catalina, Sun Dog, and Doty Mountain Units Pinedale Anticline continued drilling with 480 gross (26.8 net) future wells available when fully developed Learn more about DBLE on web site: www.dble.us

Focus Align resources to the development of our lower-risk developmental plays in the Atlantic Rim and Pinedale Anticline Direct core competencies and expertise to create new opportunities Execution Build on the knowledge of the 2007 drilling plan to effectively and efficiently execute our future drilling projects, supplemented with geological and reservoir engineering studies and analysis Ownership Ownership and control of key infrastructure assets Vision First mover accomplishments including building midstream assets and acquiring water processing permits Growth Strategies

Key Investment Highlights High Quality, Long-lived Asset Base Estimated 83.3 Bcfe of proved reserves with a PV-10 of $346.4 million 24 Mmcfe total current net daily production Long-life, steady production with 3P reserves of 274.0 Bcfe 1H 2008 EBITDAX of $12.7 million Large Inventory of Drilling Locations in Highly Successful Catalina Project, Operated by DBLE 225 future drilling locations in Catalina, with net 3P reserve potential of 95.6 Bcfe* to DBLE 24 projected producing well drilling locations in 2008 Current gross production of 24 Mmcfe/d, 60% of total net production Additional Projects Provide Large Inventory of Drilling Locations with Experienced Industry Partners 739 future drilling locations, with net 3P reserve potential of 138.9 Bcfe ** to DBLE Sun Dog - operated by Anadarko, 176 current and future planned drilling sites (13.9 net) Doty Mountain - operated by Anadarko, 204 current and future planned drilling sites (24.5 net) Pinedale - operated by Questar, 359 current and future planned drilling sites (19.8 net) Access to Infrastructure Provides Strategic Advantages: Control of midstream assets Only company in Atlantic Rim to have approved untreated water discharge, a treated water discharge permit and 3-phase power *Catalina 3P reserves includes only 101 future well locations **3P reserves includes only 642 future well locations

2005 2008 Possible 153899 157913 Probable 29723 31713 82.3 Bcfe Proved PD 232.7 Total Bcfe 271.9 Total Bcfe PD 2P 3P 3P 2P Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3' 08 East 7704 8506 8246 8668 8412 8270 8329 7910 9986 16419 22871 10 Quarters of Production Growth Q3 2008 Through August 31 Added 33.1 net Bcfe of proved reserves since 2005 even after replacing 3.4 Bcfe of production and reduced Catalina WI by 27% 3P Reserves Since 2006 production has increased over 231% 49.0 Bcfe Proved

Relative Valuation1,2 Enterprise Value / Proved Reserves Enterprise Value / Daily Production Peer group of selected E&P companies Reserves and production based on DBLE's mid year proved reserves of 83.3 Bcfe and daily production of 24 Mmcfe/d as of August 2008 DBLE is a compelling value to investors on a production and proved reserve basis $2.40/Mcfe $8,323/Daily Mcfe 6

Production Growth vs. Peers1 2Q 2008 Production Growth 2Q08 versus 2Q07 average daily production, not adjusted for acquisitions or divestitures 7

Developmental Projects Transition of focus and attention Major Projects Atlantic Rim Catalina (Operated by Double Eagle Petroleum) Sun Dog (Operated by Anadarko) Doty Mountain (Operated by Anadarko) Pinedale Anticline (Operated by Questar) Other Madden Deep (Operated by Conoco/Phillips) Waltman (Operated by Double Eagle Petroleum) Christmas Meadows (Operated by Double Eagle Petroleum)

Major Production Areas Developmental Projects Existing Wells and Future Well Potential * 3P reserves does not include reserves for all future potential drilling locations Note: Average prices used for PV-10 values were $110.71 per Bbl for oil and $10.17 per Mcf for gas

Asset Overview 30.5 Bcfe of proved reserves 7.0 Mmcfe/d net production 130 acres (net) 19.8 net future locations Operated by Questar Pinedale Anticline 31.3 Bcfe of proved reserves 14 Mmcfe/d net production 8,994 acres (net) 225 net future locations Operated by Double Eagle Catalina Project 9.8 Bcfe of proved reserves ..4 MMcfe/d net production 3,280 acres (net) 24.5 net future locations Operated by Anadarko Doty Mountain 1.2 Bcfe of proved reserves ..7 MMcfe/d net production 3,886 acres (net) 13.9 net future locations Operated by Anadarko Sun Dog 5.2 Bcfe of proved reserves 0.5 MMcfe/d net production 2,357 acres (net) Operated by Conoco/Phillips Madden Deep

The Atlantic Rim Platform for Multi-Year Development Planned 2008 drilling activity Catalina Unit: Double Eagle plans 24 new wells to be drilled Sun Dog Unit: Anadarko expects 36 new wells to be drilled in 2008 Doty Mountain Unit: Anadarko expects 33 new wells to be drilled with potential new stimulation efforts. 800+ est. future drilling locations in the Atlantic Rim CBM units in which DBLE has ownership interests

*Off-line wells are due to routine maintenance and testing. Catalina Unit Well Production Ranges (at July 31, 2008) Company estimated proved reserves of .9 to 1.2 Bcf per well $1.1 million estimated cost per well, including infrastructure Anticipated finding and development costs approximate $1.00/Mcf Economics 12

Pinedale Anticline Questar Operated Properties Interests in 85 wells 18 wells drilled in 2007; completed at 8/31/08; 16 new wells planned for second half of 2008 343 potential future locations Double Eagle Interests: Mesa A .312% ORRI Mesa B 8.0% -12.5% WI Mesa C 6.4% CWI (3.125% ORRI)

2Q 2008 Production (Net) 2Q 2007 Production (Net) Production by Region 2Q 2007 - 2Q 2008 Production Growth of 99% Catalina-4.5 Mmcfe/d Catalina-11.6 Mmcfe/d 14 Total Company=16.4 Mmcfe/d Total Company=8.3 Mmcfe/d

Proved Reserves By Region Based upon NSAI Reserve Reports 2003 2004 2005 2006 2007 2008 Pinedale 12456499 22795221 29220164 24503112 29316848 30526937 Catalina 8487188 11108434 9419553 6970908 21794874 31299728 Sun Dog 0 0 556240 426107 2253960 1218333 Doty Mountain 0 0 7370316 8483874 9191133 9769771 Madden 0 30559 63771 6577443 5860319 5198346 Other 2930124 2456815 2403788 2774435 5313603 5084722 Note: Reserves for 2003-2007 are as of December 31; the 2008 reserves are as of June 30, 2008

Note: Fully diluted shares outstanding of 9.163 million as of 9/5/2008. Net Proved Asset Value = $31/share. Net 3P Asset Value = $44/share. Daily net production of 24 Mmcfe/d 82.3 Bcfe Proved Reserves PV-10 of $346.4 million Proved 1P 31.7 Bcfe 222 Net future drilling locations in Catalina 70 Net future locations in Doty Mountain, Sun Dog, and Pinedale Anticline Value of $31.7 million at $1.00/mcfe Probable 2P 157.9 Bcfe 222 Net future drilling locations in Catalina 70 Net future locations in Doty Mountain, Sun Dog, and Pinedale Anticline Value of $79.0 million at $.50/mcfe Possible 3P 12-inch, 13-mile pipeline connecting to Southern Star Transports Catalina gas Plans to expand north and transport 3rd party gas Throughput of 50 Mmcfe/d Value of $45.6 million ($.25/mcfe margin at 10x multiple) Current Pipeline Current Share Price = $15.41/share (9/08/08). * See forward looking statements disclaimer Plans to expand north and transport 3rd party gas Additional throughput of 75 Mmcfe/d Value of $68.4 million ($.25/mcfe margin at 10x multiple) Future Pipeline Total Net Asset Value = $56/share.

Double Eagle Petroleum Co. DISCLAIMER This presentation may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected, such as decreases in oil and gas prices and/or unexpected decreases in oil and gas production, is included in the Company's periodic reports filed with the Securities and Exchange Commission. Cautionary Note to U.S. Investors - The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use certain terms in this presentation, such as "probable" reserves and "possible" reserves, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-K File No. 0-6529, available from us at Computershare Investor Services, Inc. 350 Indiana St. Golden, CO 80401, or online at www.dble.us. You can also obtain this form from the SEC by calling 1-800-SEC-0330 or online at www.sec.gov.

Appendix

Status of Exploration Projects Waltman-Commenced drilling on second well with anticipated TD in Q3 2008 Christmas Meadows -Assessing options to go deeper; seeking partners for farm- out; in discussion with major companies. 41,237 acres; 31.3% WI Nevada --- In discussion with industry partners on this large acreage position. Following progress of other wells in the area that are close to DBLE acreage. - 185,731 net acres; 96% WI

Madden Deep Unit Wind River Basin 7 Producing wells 1 well being drilled 502 Mcf/d net to DBLE in 2007 DBLE also holds an interest in Sour Gas Processing Plant

Management Committee Richard Dole (CEO and Chairman) - Has served as a director since 2005 and became Chairman December 31, 2007. Mr. Dole has over 40 years of energy and finance industry experience working for Burlington Resources, KPMG, and PWC Kurtis Hooley (Sr. VP and CFO) - Has served as the Company's Chief Financial Officer since December 31, 2007. Prior to this time, he served in different capacities for the Company since 2004, including his latest position as Director of Business Development and Financial Planning. Most recently was president of MKH Enterprises, a consulting firm focused on implementation of Sarbanes Oxley. He is a CPA serving for several years in a number of accounting capacities at Arthur Anderson LLP Steven Degenfelder (Sr. VP of Exploration and New Ventures) - Joined the company in 1998 and has over 29 years industry experience working for Marathon Oil, Tyrex Oil Company, and serves on Board of Directors for Petroleum Association of Wyoming Bob Reiner (VP Operations) - Joined the Company in January 2005 and has over 20 years industry experience working for Shell, and most recently Sperry Sun Drilling Services as Directional Drilling Coordinator Aubrey Harper (Vice President of Eastern Washakie Midstream, LLC) - Joined the Company in April 2008 and has over 30 years experience in the installation, development, commercialization and operations of pipeline, gathering, transmission and distribution systems. Prior to joining the Company, he worked for Willbros Midstream Services since 2002 serving in various capacities including General Manager, as well as working for Williams Communications Group and Williams Energy Services.

Hedging Schedule

Proposed Rockies Pipeline Expansion Chart Courtesy of Bentek Energy, LLC